OREGON INSURED TAX FREE FUND


                                  ANNUAL REPORT


                             Dated December 31, 1995


Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.

Voyageur ARIZONA Tax Free Fund          Voyageur MINNESOTA Tax Free Fund
Voyageur CALIFORNIA Tax Free Fund       Voyageur NATIONAL Tax Free Fund
Voyageur COLORADO Tax Free Fund         Voyageur NEW MEXICO Tax Free Fund
Voyageur FLORIDA Tax Free Fund          Voyageur NORTH DAKOTA Tax Free Fund
Voyageur IDAHO Tax Free Fund            Voyageur UTAH Tax Free Fund
Voyageur IOWA Tax Free Fund             Voyageur WISCONSIN Tax Free Fund
Voyageur KANSAS Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

Voyageur ARIZONA Insured                Voyageur MISSOURI Insured
  Tax Free Fund                           Tax Free Fund
Voyageur CALIFORNIA Insured             Voyageur NATIONAL Insured
  Tax Free Fund                           Tax Free Fund
Voyageur FLORIDA                        Voyageur OREGON
  Tax Free Fund                           Tax Free Fund
Voyageur MINNESOTA Insured Fund         Voyageur WASHINGTON
                                          Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited
Voyageur MINNESOTA Limited Term Tax Free Fund           Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

Voyageur AGGRESSIVE GROWTH Fund       Voyageur GROWTH Stock Fund
Voyageur GROWTH AND INCOME Fund       Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

Voyageur CALIFORNIA MUNICIPAL CASH Series   Voyageur MUNICIPAL CASH Series
Voyageur FLORIDA MUNICIPAL CASH Series      Voyageur OHIO MUNICIPAL CASH Series
Voyageur GOVERNMENT CASH Series             Voyageur PRIME CASH Series
Voyageur MINNESOTA MUNICIPAL CASH Series    Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).


Dear Shareholder:

1995 was an excellent year for municipal bond fund investors and I am pleased to report that your Fund did extremely well.

As you may recall, the previous year, 1994, represented one of the most difficult years for fixed income investors since the 1920s. Voyageur's investment strategy, however, emphasizes total return over the long term. Shareholders who maintained a long term outlook through 1994 are to be congratulated for their patience. This patience was rewarded in 1995.

Two of the major factors contributing to the resurgence of the municipal bond market this past year were:

* Progressively lower interest rates throughout the year. (Falling interest rates directly increases the value of your Fund's portfolio, and hence, your shares.)

* A narrowing "spread" between yields on higher quality bonds versus lower quality bonds. (Your Fund benefited from maintaining a large position in quality bonds.)

In the following pages, Beth Howell, the Portfolio Manager, will elaborate on these and other points of interest regarding the municipal bond market in 1995. She will also share Voyageur's economic outlook for the next fiscal year.

Finally, I'd like to apprise you of the amount of capital appreciation and current income generated by the Fund on your behalf in 1995.

                                                                                                 TOTAL NET
                                             NET ASSET        NET ASSET                           ASSETS
                                               VALUE            VALUE           DIVIDENDS         END OF
                                             BEGINNING           END            PAID PER          PERIOD
PERIOD                                       OF PERIOD        OF PERIOD           SHARE           (000'S)
------                                      -----------       ---------        -----------      ---------
Period ended December 31, 1995:
   Class A Shares                             $8.92            $10.05             $0.50             $21,590
   Class B Shares                              8.92             10.05              0.45               2,786
   Class C Shares                              9.63*            10.05              0.18                 250
_________________________________
* Net asset value at July 7, 1995 (commencement of operations)

I will be reporting to you again in August, 1996 to review the first half of the coming year. In the interim, if you have any questions or comments about your Fund, please call Voyageur's Shareholder Services Department at (800)545-3863 or your financial advisor.

Thank you for investing with Voyageur.

Sincerely,


John G. Taft
President
Voyageur Oregon Insured Tax Free Fund


FUND INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the Voyageur Oregon Insured Tax Free Fund is to seek as high a level of current income exempt from federal income tax and from state income tax as is consistent with preservation of capital.

The Oregon Insured Tax Free Fund generally invests in long-term, insured municipal bonds. The Fund is exempt from federal income tax and Oregon state income tax. We believe that high quality municipal bonds for the Oregon Insured Tax Free Fund offer the best value in today's interest rate environment. The Voyageur Oregon Insured Tax Free Fund adopted a modification of an investment policy which will permit the Fund to retain insured municipal bonds in its portfolio the rating of which is not lower than AA by Standard & Poor's Ratings Service or Aa by Moody's Investor Service so long as such AA or Aa insured municipal bonds do not exceed 35% of the Fund's total assets. Such bonds must still have a AAA or Aaa rating at the time of initial investment by the Fund.

DISCUSSION OF FUNDS PERFORMANCE
by Elizabeth H. Howell

MS. HOWELL IS A SENIOR VICE PRESIDENT AND TAX EXEMPT PORTFOLIO MANAGER FOR VOYAGEUR FUND MANAGERS. SHE HAS MANAGED THE VOYAGEUR OREGON INSURED TAX FREE FUNDS SINCE ITS INCEPTION.

We at Voyageur are pleased to report the 1995 performance results of the Voyageur Oregon Insured Tax Free Fund. For the fiscal year ending December 31, 1995, only Class A and Class B shares were in operation for the entire year. The Fund achieved total returns of +18.71% for Class 'A' shares and +18.10% for Class B shares, assuming purchase of shares at net asset value and reinvestment of dividend and capital gains. For additional information about total returns achieved by the Fund over the life of the Fund and including the effect of sales charges, please refer to the chart on page 7.

FACTORS AFFECTING FUND PERFORMANCE IN 1995

As previously discussed, a general downward trend in prevailing interest rates had a positive impact on the net asset value of Fund shares in 1995. The Fund was able to achieve an excellent total return relative to other Oregon municipal tax free funds during this period. (According to Lipper Analytical Services, your Fund was ranked #1 of 15 Oregon municipal bond funds for total return in 1995. The Lipper Oregon group's total return averaged +16.40% during this period.) Keep in mind, however, that past performance does not guarantee future results.

Your Fund was able to capture significant capital appreciation through duration management. Longer duration funds experience wider fluctuations in market prices than shorter duration funds. The Voyageur Oregon Insured Tax Free Fund started 1995 with an average weighted duration of over 10.8 years which allowed for a significant increase in net asset value. After having captured this market rally, the duration of the Fund was systematically reduced, closing the year at approximately 8.5 years.

The Voyageur Oregon Insured Tax Free Fund also benefited from relative changes in value between high quality bonds and lower quality bonds. As interest rate spreads between these two classes of municipal bonds narrowed, high quality bonds (which had been dramatically oversold during the 1994 bear market) gained significant relative value. As of December 31, 1995 the Fund was comprised of 100% AAA and/or Aaa bonds.

Finally, supply and demand trends of Oregon municipal bonds benefited Fund shareholders. New issuance of municipal bonds remained low. A lower level of supply of Oregon bonds favors existing bond holders, particularly large institutional buyers, such as mutual funds.

OUTLOOK FOR 1996

Our outlook for the Oregon municipal bond market remains bullish. However, we do not anticipate as significant levels of total return in the upcoming year as was achieved in 1995.

Our 1996 economic outlook calls for:

* CONTINUED LOW RATES OF INFLATION. We expect a Consumer Price Index (CPI) increase of from 2.5% to 2.8%.

* SLOWING OF ECONOMIC GROWTH. In 1995 U.S. Gross Domestic Product (GDP) climbed about 3%. Voyageur's 1996 projection for GDP calls for an increase of about 2.4%.

* STABLE TO SLIGHTLY DECLINING INTEREST RATES. During 1995 the Federal Reserve Board encouraged lower interest rates by reducing the Federal Funds Rate by a total of .5%. (Rates were subsequently lowered by an additional .25% in February 1996.) We expect further reductions of .5% to .75%, which will likely occur well in advance of the November elections.

In conclusion, Voyageur believes the municipal bond market will have a good year in 1996. However, we advise against expectations of total return levels achieved in 1995.


PURSUANT TO RULE 232.304(a) OF REGULATION S-T THE FOLLOWING IS A TABULAR REPRESENTATION OF A LINE GRAPH FOR VOYAGEUR OREGON INSURED TAX FREE FUND PORTFOLIO ABSTRACT FOR THE PERIOD ENDED DECEMBER 31, 1995. THE DATA REPRESENTS THE CUMULATIVE TOTAL RETURN OF A HYPOTHETICAL INVESTMENT IN CLASS A SHARES OF $10,000 MADE ON THE DATE THE FUND COMMENCED OPERATIONS THROUGH DECEMBER 31, 1995.

          ENDING VALUE  ENDING VALUE   ENDING VALUE
           WITH SALES   WITHOUT SALES   LEHMAN BROS.
DATE        CHARGE        CHARGE        BOND INDEX
----        ------        ------        ----------
Aug-93     9525           10000           10000
Aug-93     9699.7         10183.41        10239
Sep-93     9791.24        10279.52        10368.01
Oct-93     9871.5         10363.78        10386.67
Nov-93     9769.06        10256.23        10272.42
Dec-93     9907.76        10401.85        10519.99
Jan-94     9998.2         10496.8         10652.54
Feb-94     9854.69        10346.14        10336.16
Mar-94     9434.98         9905.49         9791.44
Apr-94     9387.44         9855.59         9871.73
May-94     9399.33         9868.06         9988.22
Jun-94     9321.81         9786.68         9888.34
Jul-94     9493.78         9967.23        10114.78
Aug-94     9495.88         9969.42        10143.1
Sep-94     9346.66         9812.76         9940.24
Oct-94     9146.25         9602.36         9677.82
Nov-94     8924.87         9369.94         9451.35
Dec-94     9151.53         9607.9          9748.13
Jan-95     9451.4          9922.73        10129.28
Feb-95     9773.24        10260.62        10496.97
Mar-95     9878.77        10371.41        10616.64
Apr-95     9880.26        10372.98        10614.51
May-95    10216.93        10726.43        11014.68
Jun-95    10071.4         10573.65        10845.06
Jul-95    10136.76        10642.27        10901.45
Aug-95    10244.96        10755.87        11050.8
Sep-95    10353.41        10869.72        11138.1
Oct-95    10537.02        11062.49        11375.34
Nov-95    10721.69        11256.37        11626.74
Dec-95    10863.73        11405.49        11789.51

                     VOYAGEUR OREGON INSURED TAX FREE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                (CLASS A SHARES)
                                ----------------

                                                   Since
                                          1 Year  8/1/93**
                                          ------  --------
               Without Sales Charge       18.71%   5.59%
               With Sales Charge*         13.07%   3.48%
               Lehman Bros. Long          18.56%   7.05%
               Insured Municipal
               Bond Index

                     VOYAGEUR OREGON INSURED TAX FREE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                (CLASS B SHARES)
                                ----------------

                                                  SINCE
                                          1 Year 3/12/94**
                                          ----------------
               Without Contingent         18.10%   6.00%
               Deferred Sales Charge
               With Contingent            14.10%   3.87%
               Deferred Sales Charge***

                     VOYAGEUR OREGON INSURED TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS C SHARES)
                                ----------------

                  SINCE
                  -----
                  7/7/95**
                  6.35%

  * Average annual total returns include the maximum 4.75% sales charge. ** Commencement of operations.
*** Assumes redemption on December 31, 1995.

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Voyageur Investment Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Oregon Insured Tax Free Fund (a fund within Voyageur Investment Trust) as of December 31, 1995, the related statement of operations for the year ended December 31, 1995, and the statements of changes in net assets for the year ended December 31, 1995, the two-month period ended December 31, 1994 and the year ended October 31, 1994 and the financial highlights for the year ended December 31, 1995, the two-month period ended December 31, 1994, the year ended October 31, 1994 and the period from August 1, 1993, commencement of operations, to October 31, 1993. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmation from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Oregon Insured Tax Free Fund as of December 31, 1995, and the results of its operations, changes in net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 9, 1996

VOYAGEUR OREGON INSURED TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                       DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------
       ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $24,868,091)..........................................                     $26,120,182
Accrued interest receivable................................................                         283,158
Receivable for Fund shares sold............................................                           5,715
                                                                                                -----------
   Total assets............................................................                      26,409,055
                                                                                                -----------

       LIABILITIES
Bank overdraft.............................................................                         179,370
Dividends payable to shareholders..........................................                         100,805
Payable for investment securities purchased................................                       1,471,459
Payable for Fund shares redeemed...........................................                           1,369
Distribution fees payable..................................................                           2,164
Other accrued expenses.....................................................                          28,186
                                                                                                -----------
   Total liabilities.......................................................                       1,783,353
                                                                                                -----------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES................................                     $24,625,702
                                                                                                ===========

Represented by:
   Paid-in capital (note 1)................................................                     $23,794,644
   Undistributed net investment income.....................................                              64
   Accumulated net realized loss on investments (note 1)...................                        (421,097)
   Unrealized appreciation of investments..................................                       1,252,091
                                                                                                -----------

     TOTAL NET ASSETS......................................................                     $24,625,702
                                                                                                ===========

Net assets applicable to outstanding Class A Shares........................                     $21,590,287
                                                                                                ===========
Net assets applicable to outstanding Class B Shares........................                     $ 2,785,629
                                                                                                ===========
Net assets applicable to outstanding Class C Shares........................                     $   249,786
                                                                                                ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of beneficial interest outstanding: 2,148,469 (note 4).                          $10.05
                                                                                                     ======
   Class B - Shares of beneficial interest outstanding: 277,200 (note 4)...                          $10.05
                                                                                                     ======
   Class C - Shares of beneficial interest outstanding: 24,849 (note 4)....                          $10.05
                                                                                                     ======

See accompanying notes to financial statements.

VOYAGEUR OREGON INSURED TAX FREE FUND
STATEMENT OF OPERATIONS                                                        YEAR ENDED DECEMBER 31, 1995
-----------------------------------------------------------------------------------------------------------
Investment income:
   Interest. ..............................................................                      $1,150,885
                                                                                                 ----------

Expenses (note 3):
   Investment advisory and management fee..................................                         103,343
   Dividend-disbursing, administrative and accounting services fees........                          42,931
   Printing, postage and supplies..........................................                           2,305
   Audit and accounting fees...............................................                           7,027
   Legal fees..............................................................                             663
   Distribution fees - Class A.............................................                          46,075
   Distribution fees - Class B.............................................                          21,913
   Distribution fees - Class C.............................................                             708
   Directors' fees.........................................................                           1,260
   Registration fees.......................................................                             220
   Custodian fees..........................................................                          17,601
   Other   ................................................................                           3,150
                                                                                                 ----------
     Total expenses........................................................                         247,196
   Less:  Expenses waived or absorbed......................................                        (124,475)
                                                                                                 ----------
   Net expenses before earnings credits on uninvested cash.................                         122,721
   Less:  Earnings credits on uninvested cash..............................                         (17,601)
                                                                                                 ----------
     Total net expenses....................................................                         105,120
                                                                                                 ----------
     Investment income - net...............................................                       1,045,765
                                                                                                 ----------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions (note 2).........................                        (180,193)
   Net change in unrealized appreciation or depreciation of investments....                       2,558,154
                                                                                                 ----------
     Net gain on investments...............................................                       2,377,961
                                                                                                 ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                      $3,423,726
                                                                                                 ==========

See accompanying notes to financial statements.

VOYAGEUR OREGON INSURED TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                     YEAR            TWO MONTHS           YEAR
                                                                     ENDED              ENDED             ENDED
                                                                 DECEMBER 31,       DECEMBER 31,       OCTOBER 31,
                                                                    1995           1994 (NOTE 1)          1994
                                                                -----------         -----------       -----------
Operations:
   Investment income - net..................................    $ 1,045,765          $  147,638        $  510,756
   Realized loss on investments - net.......................       (180,193)                 --          (240,904)
   Net change in unrealized appreciation or
     depreciation of investments............................      2,558,154            (142,380)       (1,186,548)
                                                                -----------         -----------       -----------
       Net increase (decrease) in net assets
         resulting from operations..........................      3,423,726               5,258          (916,696)
                                                                -----------         -----------       -----------

Distributions to shareholders from:
   Investment income - net:
     Class A................................................       (955,319)           (127,333)         (491,858)
     Class B................................................       (100,700)             (9,803)          (16,389)
     Class C................................................          (2,693)               N/A               N/A
                                                                -----------         -----------       -----------
       Total distributions..................................     (1,058,712)           (137,136)         (508,247)
                                                                -----------         -----------       -----------

Capital share transactions (note 4): Proceeds from sale of shares:
     Class A (note 3).......................................      7,880,116           1,520,487        15,232,311
     Class B................................................      1,451,205             211,612         1,358,240
     Class C................................................        239,271                 N/A               N/A
   Net asset value of shares issued in reinvestment of net
     investment income:
       Class A..............................................        516,485              33,387           277,727
       Class B..............................................         51,272               2,197             6,873
       Class C..............................................          1,858                 N/A               N/A
   Payments for redemption of shares:
     Class A................................................     (3,582,923)           (864,598)       (4,661,142)
     Class B (note 3).......................................       (249,367)            (49,480)         (167,322)
     Class C................................................             (9)                N/A               N/A
                                                                -----------         -----------       -----------
   Increase in net assets from share transactions...........      6,307,908             853,605        12,046,687
                                                                -----------         -----------       -----------
     Total increase in net assets...........................      8,672,922             721,727        10,621,744
Net assets at beginning of period...........................     15,952,780          15,231,053         4,609,309
                                                                -----------         -----------       -----------
Net assets at end of period (including undistributed net
   investment income of $64, $13,011 and $2,509, respectively.) $24,625,702         $15,952,780       $15,231,053
                                                                ===========         ===========       ===========

See accompanying notes to financial statements.

VOYAGEUR OREGON INSURED TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Voyageur Oregon Insured Tax Free Fund (the Fund) is one of a series of funds within the Voyageur Investment Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Fund seeks high current income free from both federal and state income taxes with the added safety of an insured portfolio by investing in insured municipal bonds.
     The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares, which the Fund began offering in 1995, are not subject to a front-end sales charge or a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
     The Fund is registered as a non-diversified Fund. Effective December 31, 1994, the Fund changed its fiscal year from October 31 to December 31.
     The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
     Securities are valued at fair value as determined by the Board of Trustees. Determination of fair value involves, among other things, using pricing services or prices quoted by independent brokers. Short-term securities are valued at amortized cost which approximates market value.
     Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.
     The Fund concentrates its investments in a single state and therefore, may have more credit risk related to the economic conditions of the state of Oregon than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
     Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
     The  Fund's  policy  is to comply  with the  requirements  of the  Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. For federal income tax purposes, at December 31, 1995 the Fund had a capital loss carryover of $421,097 that will expire in 2001, 2003 and 2004 if not offset by subsequent capital gains. It is unlikely the Board of Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

DISTRIBUTIONS TO SHAREHOLDERS
     Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be distributed throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2)  INVESTMENT SECURITIES TRANSACTIONS
     Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $16,708,529 and $8,301,371, respectively, during the year ended December 31, 1995.

(3)  EXPENSES
     The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. There was no portfolio insurance expense for the Fund. Portfolio insurance expense, if any, is recognized over the premium period. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets, on an annual basis. During the year ended December 31, 1995, excluding waivers of distribution fees, Voyageur voluntarily absorbed fees and expenses of $75,000.
     The Fund will also pay a fee to Voyageur for acting as the Fund's dividend-disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.
     All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1995, Fund Distributors voluntarily waived Class A distribution fees of $39,592 and Class B distribution fees of $9,883. The Fund earned $17,601 in credits on uninvested cash balances held by the Fund at the custodian. These credits were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank.
     Sales charges paid by Class A shareholders for the year ended December 31, 1995 were $261,901. Of these amounts, Fund Distributors received $39,343. Contingent deferred sales charges paid by Class B shareholders for the year ended December 31, 1995 were $3,587.

(4)  SHARE TRANSACTIONS
Transactions in shares of beneficial interest during each period were as follows:

                                                                        CLASS A
                                                  --------------------------------------------------
                                                        YEAR            TWO MONTHS           YEAR
                                                        ENDED              ENDED             ENDED
                                                    DECEMBER 31,       DECEMBER 31,      OCTOBER 31,
                                                       1995                1994              1994
                                                  --------------       ------------     ------------
Shares sold....................................       822,911             173,044         1,546,722
Shares issued for reinvested distributions.....        54,059               3,842            29,319
Shares redeemed................................      (371,493)            (98,584)         (461,565)
                                                  -----------           ---------       -----------
Increase in shares outstanding.................       505,477              78,302         1,114,476
                                                  ===========           =========       ===========

                                                                         CLASS B
                                                    --------------------------------------------------
                                                        YEAR            TWO MONTHS        PERIOD FROM
                                                        ENDED              ENDED        MARCH 12, 1994*
                                                    DECEMBER 31,       DECEMBER 31,     TO OCTOBER 31,
                                                        1995               1994               1994
                                                    ------------       ------------      -------------
Shares sold.........................                   151,347             24,167          144,662
Shares issued for reinvested distributions               5,341                253              742
Shares redeemed.....................                   (25,575)            (5,595)         (18,142)
                                                    ----------           --------         --------
Increase in shares outstanding......                   131,113             18,852          127,262
                                                    ==========           ========         ========


                                                                        CLASS C
                                                                   ----------------
                                                                      PERIOD FROM
                                                                     JULY 7, 1995*
                                                                    TO DECEMBER 31,
                                                                         1995
                                                                   ----------------
Shares sold.................................                              24,660
Shares issued for reinvested distributions..                                 190
Shares redeemed.............................                                  (1)
                                                                       ---------
Increase in shares outstanding..............                              24,849
                                                                       =========

* Commencement of operations.


(5)  FINANCIAL HIGHLIGHTS

     Per share data (rounded to the nearest cent) for a share of beneficial interest outstanding and selected information for each period are as follows:

                                                                                     CLASS A
                                                   ---------------------------------------------------------------
                                                                                                       PERIOD FROM
                                                        YEAR          TWO MONTHS           YEAR         AUGUST 1,
                                                        ENDED            ENDED             ENDED       1993(D) TO
                                                    DECEMBER 31,     DECEMBER 31,       OCTOBER 31,    OCTOBER 31,
                                                        1995              1994             1994            1993
Net assets value:                                  -------------     ------------       ----------     -----------
   Beginning of period...........................     $8.92              $9.00            $10.24         $10.00
                                                      -----              -----            ------         ------

Operations:
   Net investment income.........................       .49               .09                .50            .13
   Net realized and unrealized
     gain (loss) on investments..................      1.14              (.09)             (1.24)           .24
                                                      -----              -----            ------         ------
       Total from operations.....................      1.63               .00               (.74)           .37
                                                      -----              -----            ------         ------
Distributions to shareholders:
   From net investment income (a)................      (.50)             (.08)              (.50)          (.13)
                                                      -----              -----            ------         ------
     Total distributions.........................      (.50)             (.08)              (.50)         (.13)
                                                      -----              -----            ------         ------
Net asset value:
   End of period.................................     $10.05            $8.92             $ 9.00         $10.24
                                                      ======            ======            ======         ======

Total investment return (b)......................     18.71%             0.06%            (7.35)%          3.64%
Net assets at end of period
   (000's omitted)...............................    $21,590           $14,650            $14,086         $4,609

Ratios:
   Ratio of expenses to
     average daily net assets (f)................       .54%           .05%(e)               .03%            --%
   Ratio of net investment income
     to average daily net assets.................      5.12%          5.79%(e)              5.17%       4.61%(e)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c)..........................      1.11%          1.25%(e)              1.25%       1.25%(e)
           Net investment income.................      4.55%          4.59%(e)              3.95%       3.36%(e)
Portfolio turnover rate (excluding
   short-term securities)........................     41.08%               --%             48.98%         11.08%

See accompanying notes to Financial Highlights.

(5) FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  CLASS B                           CLASS C
                                            -------------------------------------------------   ---------------
                                                YEAR         TWO MONTHS         PERIOD FROM       PERIOD FROM
                                                ENDED           ENDED        MARCH 12, 1994(d)  JULY 7, 1995(d)
                                            DECEMBER 31,    DECEMBER 31,      TO OCTOBER 31,    TO DECEMBER 31,
                                               1995            1995               1994                1995
Net assets value:                           -----------     ------------     ----------------   ---------------
   Beginning of period...................      $8.92            $9.00             $9.85             $9.63
                                               -----            -----             -----             -----

Operations:
   Net investment income..................       .44              .08               .27               .19
   Net realized and unrealized
     gain (loss) on investments...........      1.14            (.09)              (.85)              .41
                                               -----            -----             -----             -----
     Total from operations................      1.58            (.01)              (.58)              .60
                                               -----            -----             -----             -----
Distributions to shareholders:
   From net investment income (a).........      (.45)           (.07)              (.27)             (.18)
                                               -----            -----             -----             -----
     Total distributions..................      (.45)           (.07)              (.27)             (.18)
                                               -----            -----             -----             -----
Net asset value:
   End of period..........................     $10.05           $8.92            $ 9.00             $10.05
                                               ======           =====            ======             ======

Total investment return (b)...............     18.10%            .03%            (5.95)%             6.35%
Net assets at end of period
   (000's omitted)........................     $2,786          $1,303             $1,146              $250

Ratios:
   Ratio of expenses to
     average daily net assets (f).........      1.04%         .60%(e)            .75%(e)          1.39%(e)
   Ratio of net investment income
     to average daily net assets..........      4.57%        5.19%(e)           4.43%(e)          4.00%(e)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c)...................      1.86%        2.00%(e)           2.00%(e)          1.74%(e)
           Net investment income..........      3.75%        3.79%(e)           3.18%(e)          3.65%(e)
Portfolio turnover rate (excluding
   short-term securities).................     41.08%             --%             48.98%            41.08%

See accompanying notes to Financial Highlights.

NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For Class A Shares for the year ended October 31, 1994, $.01 per share of the distribution from net investment income was subject to state income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed expenses during the periods presented. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Adjusted to an annual basis.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.

VOYAGEUR OREGON INSURED TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                           COUPON                MARKET
    ($000)   NAME OF ISSUER (b)                                                       RATE     MATURITY   VALUE (a)
-------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             OREGON MUNICIPAL BONDS (106.1%):
             ESCROWED WITH U.S. GOVERNMENT BONDS (3.4%):
             -----------------------------------------------------------------------------------------------------
  $   700    Washington County Education Service, Escrowed to Maturity..............  7.10%    06-01-05  $ 825,937
                                                                                                       -----------
             GENERAL OBLIGATION (52.0%):
             -----------------------------------------------------------------------------------------------------
      250    Brookings (MBIA Insured)...............................................  5.38     12-01-14    252,198
      500    Clackamas County School District #12 (FGIC Insured)....................  5.00     06-01-11    491,650
      215    Clackamas Molalla River School District #35 (AMBAC Insured)............  5.20     06-01-13    215,280
      250    Deschutes County Bend/LaPine School District (FGIC Insured)............  5.20     12-01-13    250,372
      500    Hermiston G.O. Water Bonds (AMBAC Insured).............................  6.20     08-01-24    535,070
      500    Jackson County School District #549C (FSA Insured).....................  5.38     06-01-12    504,865
    1,500    Jefferson County School District #4 (FSA Insured)......................  5.20     06-01-10  1,508,310
      500    Lane County School District #19 (MBIA Insured).........................  6.30     10-15-14    545,950
    1,700    Lincoln County School District (FGIC Insured)..........................  5.25     06-15-12  1,711,271
      500    Malheur County Jail (MBIA Insured).....................................  6.30     12-01-12    546,595
      500    Marion-Polk County School District #24J (FGIC Insured).................  5.00     10-01-12    493,050
      500    Multnomah County (FGIC Insured)........................................  5.25     10-01-13    502,395
    1,500    Multnomah County School District #7 (AMBAC Insured)....................  5.10     06-01-10  1,493,880
      500    Multnomah County School District #3 Park Rose (FGIC Insured)...........  5.50     12-01-11    512,255
      500    Multnomah County School District #39 Corbett (MBIA Insured)............  6.00     12-01-13    531,720
      500    Portland (MBIA Insured)................................................  5.75     06-01-15    518,045
      550    Silverton Fire Protection District #2 (FGIC Insured)...................  5.63     12-01-15    562,337
      250    Tillamook County (FGIC Insured)........................................  6.25     01-01-14    272,495
      500    Umatilla Pendleton School District #016R (AMBAC Insured)...............  6.00     07-01-14    532,890
      300    Washington County Sherwood School District #88J (FSA Insured)..........  6.10     06-01-12    322,638
      500    Washington-Multnomah Beaverton School District #48J (FGIC Insured).....  5.00     09-01-12    493,075
                                                                                                       -----------
                                                                                                        12,796,341
             UTILITIES (20.3%):
             -----------------------------------------------------------------------------------------------------
      500    Beaverton Water Revenue (FSA Insured)..................................  6.13     06-01-14    537,050
      500    Central Lincoln Peoples Utility District (AMBAC Insured)...............  5.75     01-01-15    515,135
    1,250    Eugene Electric Revenue Series C (MBIA Insured)........................  5.80     08-01-22  1,293,800
      500    Klamath Falls Water Revenue (FSA Insured)..............................  6.10     06-01-14    536,025
      950    McMinville Sewer System Revenue (FGIC Insured).........................  5.00     02-01-14    934,429
    1,000    Portland Sewer System Revenue (FSA Insured)............................  6.25     06-01-15  1,079,020
      100    Washington County Sewer Revenue (AMBAC Insured)........................  6.13     10-01-12    107,535
                                                                                                       -----------
                                                                                                         5,002,994
                                                                                                       -----------
             HEALTH CARE (14.4%):
             -----------------------------------------------------------------------------------------------------
    1,500    Oregon Health Sciences Series B (MBIA Insured).........................  5.25(d)  07-01-15  1,478,400
    1,000    Western Lane Hospital District (MBIA Insured)..........................  5.75     08-01-19  1,024,310
    1,000    Western Lane Hospital District (MBIA Insured)..........................  5.88     08-01-12  1,053,000
                                                                                                       -----------
                                                                                                         3,555,710
                                                                                                       -----------
             EDUCATION (11.9%):
             -----------------------------------------------------------------------------------------------------
      750    Central Oregon Community College (FGIC Insured)........................  5.90     06-01-09    795,360
    1,000    Oregon Health & Education Reed College (MBIA Insured)..................  5.38     07-01-25    997,790
    1,055    Oregon HME Lewis & Clark College (MBIA Insured)........................  6.13     10-01-24  1,134,800
                                                                                                       -----------
                                                                                                         2,927,950
                                                                                                       -----------
             OTHER REVENUE (4.1%):
             -----------------------------------------------------------------------------------------------------
    1,000    Northern Wasco County (FGIC Insured)...................................  5.63     12-01-22  1,011,250
                                                                                                       -----------

                TOTAL INVESTMENTS IN SECURITIES (cost: $24,868,091) (c)                                $26,120,182
                                                                                                       ===========

NOTES TO INVESTMENTS IN SECURITIES
----------------------------------

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b)  All investments in bonds are rated 100% Aaa/AAA (unaudited).
(c) Also represents the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation of securities based on this cost were as follows:

                             GROSS             GROSS             NET
                          UNREALIZED        UNREALIZED       UNREALIZED
                         APPRECIATION      DEPRECIATION     APPRECIATION
                         ------------      ------------     ------------
                           1,260,558          (8,467)         1,252,091

(d) As of December 31, 1995 the cost of securities purchased on a when-issued basis was $1,464,240.


FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended December 31, 1995 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1996, the Fund separately provided each shareholder with tax information for calendar year 1995.

                                                            PER CLASS           PER CLASS           PER CLASS
                                                             A SHARE             B SHARE             C SHARE
                                                             -------             -------             -------
                                                              YEAR                YEAR             PERIOD FROM
                                                              ENDED               ENDED           JULY 7, 1995
                                                          DECEMBER 31,        DECEMBER 31,       TO DECEMBER 31,
                                                              1995                1995                1995
                                                          ------------        -----------        ---------------
Net investment income distributions
   (none qualifying for corporate dividend
     received deduction)...............................        $.5037             $.4541              $.1841
                                                               ======             ======              ======

For federal income tax purposes, 100% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.